REF: ZH78191309001

Comprehensive Credit Line Contract

Contents

Chapter one	Definitions and interpretation
Chapter two	The maximum credit limits and Specific line of credit
Chapter three	The period of credit
Chapter four	Usage of the Maximum Credit Limits and Specific Line of Credit
Chapter five	The Fees
Chapter six	Adjustment of the Maximum Credit Limits and Specific Line of Credit
Chapter seven	Guarantee
Chapter eight	Commitment of Party B
Chapter nine	Commitment of Party A
Chapter ten	Validation of Agreement
Chapter eleven	Disputes and Resolution
Chapter twelve	Integrity of the Contract
Chapter thirteen	Supplementary Provisions

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Comprehensive Credit Line Contract

Party A: SPRINGPOWER TECHNOLOGY (SHENZHEN) CO., LTD.

Add:      Bao'an District, Shenzhen Guanlan Dan Lake communit Superparamagnetic Renmin Road Industrial Area, Building A

Legal Representative: Dangyu Pan

Tel: 0755-89686236

Fax: 0755-89686819

Party B : China Everbright Bank Shenzhen Longhua Sub-branch

Add : First floor, No. 3, 4 building, yinquan gardenm, people south road, Longhua, Baoan

Tel : 0755-81483044

Fax : 0755-28138641

Pursuant to the Commercial Banking of the People’s Republic of China, Interim Measures for the management of commercial banks authorize and credit, Guidelines on the Risk Management of Credits Granted by Commercial Banks to Group clients and other relevant laws and regulations of the State, this Contract is entered into by the Debtor (hereinafter referred to as Party A) and the Creditor (hereinafter referred to as Party B) who shall, in line with the principles of equality, honesty and credibility and on a voluntary basis, reach unanimity through consultations and abide by the terms and conditions of this Contract.

Part 1    Definitions and interpretation

1. In this Contract, the following terms shall have the following meanings unless otherwise expressly stipulated in the contexts:

Comprehensive credit line: it means that Party B conditionally agrees to provide one type or several types of credit lines to Party A.

Specific business: it refers to the specific business operations as determined in accordance with the comprehensive credit extension of Party B to Party A. Party B will offer Party A the credit services including the loans, bank acceptances, trade finance and so on.

The maximum amount of line of credit: it refers to the sum of the maximum balance as determined in accordance with the comprehensive credit line of Party B to Party A for various specific businesses, which Party A may submit an application to Party B for use within the valid period for funding from the credit lines as stipulated in this agreement.

Specific line of credit: it refers to the debt principal for a specific business that Party A may use within the valid period for comprehensive credit line as stipulated in this agreement, or the maximum balance of financial loans available to Party A as acknowledged by Party B and therefore undertaken by Party B, which is determined within the maximum amount of line of credit.

Used line of credit: it refers to the amount sum debt principal, within the specific line of credit, for a specific business that occurs to Party A but is not settled during the valid period for comprehensive credit line as stipulated in this agreement.

Specific business contract: it refers to the corresponding contract or agreement signed by and between Party A and Party B for use of a specific line of credit.

Part 2     The Maximum Credit limits and Specific Line of Credit

2. The maximum credit limits under this contract (currency exchange rates convert according to the actual foreign exchange rate): RMB7,000,000.00

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Both parties agree that this Agreement under the maximum credit limits including the outstanding business of original Comprehensive Credit Agreement (Agreement Number: /)

3. According to the maximum credit limits, the specific line of credit as:

Bank acceptances: the specific line of credit RMB7,000,000.00

Part 3     Period for Credit Line

4. The valid period for maximum amount of credit line is 1 year: from September 4, 2013 to September 3, 2014.

The period of the specific business is determined by the specific contract, but the start date of the specific business must not exceed the effective use of the deadline of the maximum credit limits.

Part 4     Use of Maximum amount of line of Credit and Specific Line of Credit

5. Within the valid period of this agreement and the maximum amount of line of credit, Party A may apply to use the specific line of credit in one application or several applications. Reviewing the credit status of Party A, Party B will sign specific credit business contracts with Party A in accordance with the credit policy of Party B and the stipulations of this agreement.

6. Requirement on revolving: During the period of the maximum credit limits, Party A can revolve the line of credit. If the debt of one specific business is paid off, the same kind of new specific business can be used except that Party B prohibited revolving.

7. Party A and Party B shall sign a specific contract with regard to a specific business, and if there is a discrepancy between the specific business contract and this agreement, the specific business contract shall supersede this agreement. For example, Party A has been identified as a customer of the Group under the "Guidelines for Risk Management of Credit business of Commercial Bank Group's customers" and other relevant laws and regulations.

Part 5     The Fees

8. According to each specific business contract, Party A and Party B should conform to the interest rate, exchange rate, fee rate and other fees charged by Party B in the specific contract.

Part 6     Adjustment to Maximum Amount of Line of Credit and Specific Line of Credit

9. When one of the following conditions occurs, Party B shall have the right to adjust the maximum amount of line of credit, specific line of credit and the period for credit extension, and/or terminate this comprehensive credit line agreement:

(1)    There is a significant change of the monetary policy of the state;

(2)    A major financial risks occurs or is likely to occur in the region that Party A is located;

(3)    There is a significant change in the Party A’s market of business;

(4)    Party A is experiencing or will encounter the major operational difficulties or risks;

(5)    There is significant change in the Party A’s corporate structure, such as merger, acquisition and reorganization, separation, amalgamation and termination, which thought by Party B may affect the safety of loan:

(6)    Party A refused to accept the supervision and inspection about usage of funds and operating financial activities;

(7)    Without the consent of the lender loans, Party A change the original purpose of loans, misappropriation of loans or engaged in illegal or irregular transactions;

(8)    Providing false information or withheld important operations of the financial facts

(9)    Party A transfers assets, retrieve capital and deny indebtedness;

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(10)  Party A is considered as a Group Account according to the "Commercial Bank Group guidelines for customer credit risk management business", or other relevant laws and regulations. Through related party transactions, potential evasion of bank debt

(11)  Party A violates the contractual commitments as stipulated in this Agreement;

(12)  the guarantor for this Agreement is in critical shortage of working capital or encounters major operational difficulty, which negatively affects the capacity as being a guarantor;

(13)  the object of pledge or the thing pledged is damaged or lost, which jeopardizes the security and right of Party B;

(14)  any event that has taken place or any circumstance that has emerged, upon the judgment of Party B, has resulted in or led to the decrease of repayment ability of Party A or the harm to the rights and benefits of Party B.

(15)  Party A fails to perform any obligations in specific business contract.

10. Party A has to submit a written request for any adjustments the various specific lines of credit after this agreement is signed. Party B has to give written consent before any adjustments are made. The written application of amendments from Party A and the written consent from Party B shall be considered as the modification to Provision 3 of this agreement, and are treated in the same legality and enforceability of this agreement.

Part 7     Guarantee

11. To ensure that borrowing under this agreement is repaid, the following guarantees shall be adopted for this credit line agreement:

The guarantors Dangyu Pan and SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD signed “Guaranty Contract of Maximum Amount”, which number is “GB78191309001-1, GB78191309001-2” with Party B.

12. Although different forms of guarantees for the credit line are stipulated in this chapter, when a specific business transaction is occurred and if Party B considers it is necessary, Party B still has the right to request Party A to provide additional guarantee, and Party A may not refuse to provide such guarantee under the excuse that guarantee is already stipulated in this chapter.

Part 8     Commitment of Party B

13. When Party A submits an application for use of a specific line of credit in accordance with the stipulation of this agreement, Party B shall process and approve the application in a timely manner.

14. Except as otherwise provided in this Agreement, Party B can not adjust the contract which may lead adverse effects to Party A.

Part 9     Commitment of Party A

15. Party A should pay off the debt and fees on time according to the specific business credit.

16. The use of fund within a specific line of credit shall be in line with the requirements of the law and the stipulations of this agreement and the specific business contract, and shall be subject to examination by Party B at any time.

17. During the period of the credit line, Party A shall submit true financial statements, truthfully provide major domestic bank, bank account, deposit and loan balance and other relevant information reflecting its status promptly upon Party B’s request.

18. If Party A is considered as a Group Account according to the "Commercial Bank Group guidelines for customer credit risk management business", or other relevant laws and regulations. During the credit period, Party A shall promptly report to Party B about more than 10% of net assets associated with the transaction, including but not limited to:

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(1) the parties to the transaction of the association;
(2) trading program and nature of the transaction;
(3) the amount of the transaction or the corresponding ratio;
(4) pricing policies (including no amount or only nominal amounts of transactions)
(5) requirements of laws, regulations or other circumstances required by Party B.

19. During the period of credit, Party A should notice Party B in advance when providing guarantee for third party, which can not affect the ability to pay off debt.

20. During the period of credit, Party A has the following obligation:

(1) If the legal representative or legal residence, place of business, or the registered capital of a major investment in equity change, Party A shall notice to Party B within 15 days from the date of change and provide the relevant information.

(2) In the credit period, Party A involves in significant litigation, arbitration or other judicial proceedings, administrative punishment procedures, or a significant change in operating conditions and financial condition, which may affect the realization of Party B’s debt, Party A shall notify Party B immediately.

(3) During the credit period, any activities of assets reorganization (such as mergers, acquisitions, discrete), or changes of business, or activities changes the organization, operation mode, or dissolution, bankruptcy application, should notify Party B two months in advance, and should pay off all the debts of Party A or perform the debt responsibilities.

21. The violation by Party A of any stipulation in this agreement or in a specific business contract will constitute a breach of contract against this agreement, and Party B will have the right to recover ahead of schedule any fund allocated under the maximum amount of line of credit, and will have the right to terminate this agreement and the specific business contract.

Any damages to Party B caused by Party A’s breach of contract, Party A should assume full obligations.

Part 10     Validation of Agreement

22. The agreement goes into effect from the date on which it is signed and marked with seal by the legal representatives of both Party A or Party B or the authorized agents thereof.

Part 11     Dispute and Settlement

23. If there is any dispute during the enforcement of the agreement between Party A and Party B, the two parties shall first seek a resolution through friendly negotiations, and if it is necessary to take legal proceeding, either party may institute a proceeding at the court where Party B is located.

Part 12     Entirety of Agreement

24. Each specific business contract that Party B signs with Party A in accordance with this agreement is a valid part of this agreement, and the entire agreement is thus construed.

25. If Party A fails to fulfill any obligation as stipulated in any specific business contract signed by and between Party A and Party B in accordance with this agreement, such failure will constitutes a breach against the agreement, and Party B can therefore terminate this agreement and call back all the outstanding credit and loans.

26. Agreed by Party B, Party A can authorize all or part of the line of credit under this agreement to other units to use, and name of the unit is authorized to enter into with the relevant specific business contract signed with Party B, the specific content shall prevail by "credit line to use the power of attorney" issued by Party A and approved by Party B.

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27. In the "line of credit using the power of attorney" or "buy-back guarantee amount to use the power of attorney", it is not necessary to clear the specific business of the specific line of credit under Article 3.

28. Party A in the " power of attorney for using line of credit " must clarify whether the authorized organization can be delegated or not.

29. Party A and Party B may sign additional agreement in writing with regard to an issue unsettled in this agreement, which shall be regarded as an appendix to this agreement. An appendix to this agreement is a valid part of this agreement and has the same legal force as this agreement.

Part 13     Supplementary Provisions

30. This agreement is in triplicate, Party A has one copy, Party B has two copies, which have the same legal effect.

31. This agreement is signed on September 4, 2013 in Shenzhen.

32. The two parties agreed to notarize the contract and promise to give the contract enforceability. When the party fails to perform, do not fully comply with any legal obligations, Party B has the right to direct the people's court having jurisdiction for enforcement. Party A makes no objection to the enforcement application under the agreement.

(Not applicable)

33. If at any time, any provision of this contract in any way becomes illegitimate, invalid or unenforceable, the legality, validity or enforceability of the other provisions of this contract is not affected.

34. Under this agreement In the event of bank acceptance bill business, "bank acceptance agreement" signed by the China Everbright Bank, Shenzhen branch, the specific operations undertaken by the Branch Office, all the rights and obligations under "banker's acceptance agreement" borne by the Longhua Sub-Branch.

 (Not applicable)

/s/ [COMPANY SEAL]

Party A (Stamp): SPRINGPOWER TECHNOLOGY (SHENZHEN) CO., LTD.

Signature of legal representative or deputy:

 /s/ Dangyu Pan

/s/ [COMPANY SEAL]

Party B (Stamp): China Everbright Bank Shenzhen Longhua Sub-branch

Signature of legal representative or deputy:

  /s/ Cheng Chen

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REF:GB78191309001-2

Guaranty Contract of Maximum Amount

Natural person as a guarantor

CHINA EVERBRIGHT BANK

Content

Chapter one	General principles
Chapter two	Definitions
Chapter three	The secured principal debt
Chapter four	Ways of Guarantee
Chapter five	Scope of Guarantee
Chapter six	Period of Guarantee
Chapter seven	Documents Submitted by the Guarantor
Chapter eight	Representations and Warranties of guarantor
Chapter nine	Undertakings made by the Guarantor
Chapter ten	Nature and Effectiveness of Guarantee
Chapter eleven	Breach of Contract
Chapter twelve	others provisions
Chapter thirteen	Applicable Laws and Disputes Resolution
Chapter fourteen	Effectiveness, Modification and Rescission of the contract
Chapter fifteen	Appendix
Chapter sixteen	Supplementary

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Guarantor:                Dangyu Pan

ID number:

Address:                   Room 604, Floor 2, Building 34, Compound 463, Shougouling Road, Tianhe District, Guangzhou, China

Living Address:       Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen

Zip code:                  518111

TEL:                         89686236

FAX:                        89686819

Attorney: (Required to provide a power of attorney signed by the guarantor)

ID number:

Address:

Living Address:

Zip code:

TEL:

FAX:

Creditor:                   China Everbright Bank Shenzhen Longhua Sub-branch

Address:                   First floor, No.3, 4 building, yinquan garden, people south road, Longhua, Baoan

Zip code:                  518000

Legal representative/Person in charge: Chen Cheng

Attorney:

Managers:                Yang Xiaolin

TEL:                         0755-81483044

FAX:                        0755-28138641

Chapter one     General Principles

To ensure the performance of the "Comprehensive Credit Agreement" (hereinafter referred to as “Comprehensive Credit Agreement”), which contract number is “ZH78191309001” signed on September 4, 2013, entered into by SPRINGPOWER TECHNOLOGY (SHENZHEN) CO., LTD. (hereinafter referred to as "Debtor"), guarantor agrees to provide maximum joint responsibility guarantee, to ensure debtor pay off the coming debt in the “comprehensive credit agreement”.

The creditor agrees to accept the guarantee provided by the Guarantor after examination. This contract is made in accordance with relevant laws and regulations on the basis of the principles of equality and mutual benefit for specifying the rights and obligations between the Guarantor and the Creditor.

Chapter two     Definitions

Article 1       Unless the context requires or the Contract requires, in this Contract:

Main contract: refers to the "Comprehensive Credit Line Agreement" signed by the Creditor and the Debtor and the contract or agreement for specific credit line business signed by the Creditor and the Debtor for each specific credit line business on the basis of the Comprehensive Credit Line Agreement.

Specific credit line business contract or agreement refers to the contract or agreement for single specific credit line business which is signed by the Creditor and the Debtor when the Creditor provides credit granting in domestic and foreign currencies in the forms of loan, trade financing, discount, acceptance, letters of credit, letter of guaranty, factoring, security, etc. on and off the balance sheet (hereinafter referred to as the “Specific Credit Line Business”) to the Debtor.

Chapter three     The Secured Principal Debt

Article 2       The principal debt secured by the Guarantor shall be all the debts incurred under all the contracts or agreements for specific credit line business signed by the Creditor and the Debtor on the basis of the Comprehensive Credit Line Agreement. The maximum principal balance for the principal debt secured shall be the maximum line of credit as specified in the Comprehensive Credit Line Agreement, namely, RMB 7 million Yuan.

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The debt of the main contract shall be determined under any of the following circumstances:

(1)      the period prescribed by the main contract for determining the debt expires;

(2)      the new debt has no possibility to occur;

(3)      the main contract is terminated by the Creditor and the Debtor, or this contract is terminated by the Creditor and the Guarantor;

(4)      the Debtor and the Guarantor are declared bankrupt or are rescinded, withdrawn, written off or dismissed;

(5)      other circumstances prescribed by the laws for determining the debt.

Chapter four     Ways of Guarantee

Article 3        The guarantee provided hereunder by the Guarantor shall be the joint liability guarantee.

Chapter five     Scope of Guarantee

Article 4       The secured scope hereunder shall include the debt principal, interests (including legal interests, contract interests and default interests), compound interests, handling charges, breach penalty, liquidated damages, expenses for achieving debt(including but not limited to litigation expenses, legal expenses, notary fees, execution expenses, etc.) and all the other expenses payable (hereinafter collectively referred to as the "Secured Debts") which shall be reimbursed or paid to the Creditor by the Debtor according to the main contract.

Article 5        Any certificates used by the Creditor for stating any Secured Debts or any payables hereunder shall be the conclusive evidence for proving the debtor-creditor relationship between the Debtor and the Creditor, and shall be binding on the Guarantor, unless there is obvious error.

Chapter six      Period of Guarantee

Article 6        The guarantee period for each specific credit line business under the Comprehensive Credit Line Agreement shall be calculated independently, it shall be two(2) years from the date of the expiration of the period for fulfilling debts by the Debtor, such period is prescribed by the contract or agreement for specific credit line business. If the contract or agreement for specific credit line business expires in advance due to legal provisions or the occurrence of pre-concerted events, then such guarantee period shall be two (2) years from the date of early expiration.

Chapter seven       Documents Submitted by the Guarantor

Article 7       Guarantor shall ensure that the Creditor has received the following documents which were submitted by the guarantor before the Debtor first used the credit provided under the main contract specific credit business:

1.       The original contract signed by Guarantor or an agent effectively;

2.       Identity documents of Guarantor;

3.       Financial statements or other information which can prove the credit situation of the Guarantor;

4.       Guarantor reasonably required to provide credit and other documents.

  For a copy of the above documents, are subject to the Guarantor or the authorized signatory signature confirmation that the copy is true, complete and valid documents.

Chapter 8      Representations and Warranties of Guarantor

Article 8 Guarantor make the following representations and warranties to the Creditor here:

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1. Guarantor is a natural person with full civil capacity has complete qualifications and right to enter into and perform this contract, and can independently bear civil liability.

2. Guarantor has carefully read and fully understood the contract and this contract to accept the Lord contents guarantor execution and performance of this contract is voluntary, under this contract in the full meaning of true representation.

3. Guarantor to the creditor to provide all the documents are accurate, true, complete and effective, and to provide a copy of the form of documents are consistent with the original.

4. Guarantor enters into or performs this contract does not violate any other contract or agreement which guarantor involved in or applicable to the laws and regulations. The guaranty in this contract will not have any limitation.

5. To ensure that the contract legality, validity or enforceability of the Guarantor, there has been completed or will be completed all required registration, filing or notary procedures.

6. This contract is legally valid on the Guarantor and constitutes a legally binding obligation

7. There does not currently exist or will be anything involving Guarantor or surety Guarantor's financial position that will make Guarantor unable to meet its obligations under this contract and adversely affect the ability of litigation, arbitration or administrative proceedings.

8. Guarantor did not incur or cause to exist any event of default.

9. Guarantor did not incur or cause to exist any defaults.

Article 9 The above representations and warranties made by the Guarantor in the period of this contract shall remain correct, and the Guarantor will be ready by the Creditor's request for further documents.

Chapter nine      Undertakings made by the Guarantor

Article 10 Before the debt that be secured is paid off, the Guarantor shall comply with the following provisions:

1 The Guarantor shall immediately notify the creditor any of the following events:

(1) the occurrence of any event of default;

(2) any litigation, arbitration or administrative proceedings relate to the guarantor or its major operating assets;

(3) situations that Guarantor will lose or may lose the ability to perform the responsibilities, such as a significant reduction in Guarantor’s revenue, a loss of economic sources, and etc.

(4) the Guarantor changes his/her residence address or contacts.

2. In the valid period of the contract, as long as the secured debt is not paid off, or otherwise has the written agreement of the Creditor, the Guarantor can not sell, transfer, break up or deal any of its major assets in other method.

3. In the valid period of the contract, before the secured debt is paid off, Guarantor will not have recovery or claim any right to Creditor for the amount Guarantor pays for Debtor or any other Creditor’s right Debtor may have.

4. If Debtor does not pay any due secured debt on time, the Guarantor should unconditionally pay the debt to the Creditor for Debtor via the method Creditor requires within seven working days of Guarantor receiving the written payment notice from Creditor.

5. If the Guarantor does not pay any amount in this contract according to Creditor’s requirements on time, the Creditor has the right to deduct the amount from any account that the Guarantor opened at the Creditor or any branch in Creditor’s system without the consent of Guarantor.

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6. Once Creditor requires, the Guarantor will pay or compensate the following fees and losses according to requirements immediately:

(1) all costs and fees for fulfilling the rights of Creditor under this contract (including but not limited to attorneys’ fees, litigation fees, execution fees and all other actual fees); and

(2) any other losses caused by Guarantor’s violating the agreements in this contract to Creditor.

Chapter ten      Nature and Effectiveness of Guarantee

Article 11 The guarantee established by this Contract shall be independent from any other guarantees obtained by the Creditor for the Secured Debts. The Creditor shall, before exercising the rights hereunder, neither perform any other guarantee he holds, whether the material guarantee or the personal guarantee, nor take any other relief measures from the Debtor or any other third party.

Chapter eleven     Breach of Contract

Article 12 any of the following events and items shall constitute the events of default hereunder conducted by the Guarantor:

1.  Any event of default occurs under the main contract;

2. Any representation, warranty or undertaking made by the Guarantor under this contract is deemed to be incorrect or untrue;

3. Any part of the main contract is not fully legitimate and valid due to any cause, or is terminated or limited due to any reason;

4. Any significant litigation, arbitration or administrative proceedings are instituted to the Guarantor or his major operating assets;

5. The Guarantor violates his other obligations hereunder or conducts other acts which are deemed to will affect the Creditor’s rights hereunder severely and adversely.

Article 13   The Creditor shall, depending on the circumstances, have the right to take one or more of the following measures after the occurrence of the above events of default:

1. To exercise the remedies for breach of contract of and under this Contract owned by the Creditor;

2. To require the Guarantor to bear the liability for guarantee in accordance with this Contract;

3. To exercise any other security interests that may be entitled to the Creditor on the Secured Debts.

Chapter twelve      Other Provisions

Article 14    Without the agreement of the Creditor, the Guarantor cannot transfer or dispose in whole or in part any of the obligations in this contract.

Article 15    Any grace, preferential or delay Creditor gives to Guarantor shall not affect, damage or limit the Creditor to enjoy all rights in accordance with this contract and laws and regulations; and will not be deemed as Creditor waiving rights in this Contract, and will not affect any obligations of Guarantor in this contract.

Article 16    If at any time, any provision in this contract at any aspect becomes illegal, invalid or unenforceable, will not affect the legitimacy, validity or enforceability of other provisions.

Article 17    In this contract, the Guarantor should pay all amount of the secured debt, and cannot apply for any offset suggested and with no conditions.

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Article 18    If the parties hereto send notices and requirements related to this contract to each other, the notices and requirements shall be made in writing and sent to the address or fax listed in the first page of this contract. Either party changes its address or fax, shall promptly notify the other party.

Exchanges of files between two parties, if delivered by hand, the delivery is deemed to be delivered; if sent by registered letter, the file is deemed to be delivered three days after sending; if sent by fax, the file is deemed to be delivered when sent. If Guarantor sends files to Creditor, the file is deemed to be delivered when Creditor actually receives the file.

Chapter thirteen     Applicable Law and Dispute Resolution

Article 19    Any event in this contract or involved in this contract is applicable to the laws of PRC (excluding the laws of Hong Kong, Macao and Taiwan), and be explained by the laws of PRC (excluding the laws of Hong Kong, Macao and Taiwan).

Article 20    All disputes arising from or relating to the implementation of this contract shall be settled by both parties through friendly consultations. Where no agreement can be reached, either party can bring an action to the people's court where the Creditor is located.

Chapter fourteen       Effectiveness, Modification and Rescission of the contract

Article 21    This contract is entered into in force upon the date when it is signed or sealed and affixed with official seals by the legal representatives or entrusted agents of the Guarantor and the Creditor.

Article 22    Neither party may modify or terminate this contract after it is entered into in force. Where any modification or rescission is required, such modification or rescission shall be agreed by the Guarantor and the Creditor through consultations, and a written agreement shall be reached. All the provisions hereof shall remain in effect before a written agreement is reached.

Chapter fifteen      Appendix

Article 23    Matters not mentioned herein, if any, shall be agreed in writing as the Appendix of this Contract by the Guarantor and the Creditor. The Appendix hereof shall form an integral part of this contract, and shall be of legally equal effect with this Contract.

Article 24    The Appendix hereof shall consist of:

1.

2.

Chapter sixteen       Supplementary

Article 25 This contract is made in triplicate, one for the Guarantor and two for the Creditor, each of which shall have the same legal effect.

Article 26 This Contract was signed in Shenzhen by the guarantor and the creditor on September 4, 2013.

Article 27 Both parties hereof agree to notarize this Contract and undertake to grant this contract enforceability. When the Debtor and the Guarantor fail to perform or fully perform their obligations, or if the Creditor achieves its debts or security rights prescribed by the laws and regulations or agreed by this Contract, the Creditor shall have the right to apply for enforcement directly from the people court with jurisdiction. The Debtor, the Guarantor and the Creditor have no opposition against the application of enforcement made in accordance with this Contract. (This clause shall be an optional clause, both parties may make the following choices in 2 of this contract. (1, To use; 2, Not to use.)

(This page is intentionally left blank for the signature of both parties hereof)

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Guarantor (seal):

/S/ Pan Dangyu

Creditor (seal):

/s/ [COMPANY SEAL]

Legal Representative / CEO:

(or Entrusted Agent)

7

REF: GB78191309001-1

Guaranty Contract of Maximum Amount

CHINA EVERBRIGHT BANK

Content

Chapter one	General principle
Chapter two	Definition
Chapter three	The secured principal debt
Chapter four	Ways of Guarantee
Chapter five	Scope of Guarantee
Chapter six	Period of Guarantee
Chapter seven	Documents Submitted by the Guarantor
Chapter eight	Representations and Warranties made by the Guarantor
Chapter nine	Undertakings made by the Guarantor
Chapter ten	Nature and Effectiveness of Guarantee
Chapter eleven	Breach of Contract
Chapter twelve	Other provisions
Chapter thirteen	Applicable Laws and Disputes Resolution
Chapter fourteen	Effectiveness, Modification and Rescission of the contract
Chapter fifteen	Appendix
Chapter sixteen	Supplementary

Guaranteed Maximum Contract

Guarantor:            SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD

Address:                Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, China

Post code:           518000

Legal representative: Dangyu Pan

Entrusted Agent:

Operated by:      Sun Xun

TEL: 0755-89686263

FAX: 0755-89686819

Opening Bank:    China Everbright Bank CO., LTD LongHua Branch

Account NO.:

Creditor:               China Everbright Bank CO., LTD LongHua Branch

Address:               First floor, No.3, 4 building, yinquan garden, people south road, Longhua, Baoan Post

code:           518000

Legal representative/Person in charge: Chen Cheng

Managers:            Yang Xiaolin

TEL:                      0755-81483044

FAX:                     0755-28138641

Chapter one      General Principles

To ensure the performance of the "Comprehensive Credit Agreement" (hereinafter referred to as " Comprehensive Credit Agreement") , which contract number is “ZH78191309001” signed on September 4, 2013, entered into by SPRINGPOWER TECHNOLOGY (SHENZHEN) CO., LTD. (hereinafter referred to as "debtor"), guarantor agrees to provide maximum joint responsibility guarantee, to ensure debtor pay off the coming debt in the "comprehensive credit agreement".

1

The creditor agrees to accept the guarantee provided by the Guarantor after examination. This contract is made in accordance with relevant laws and regulations on the basis of the principles of equality and mutual benefit for specifying the rights and obligations between the Guarantor and the Creditor.

Chapter two      Definitions

Article 1    Unless the context requires or the Contract requires, in this Contract:

Main contract: refers to the "Comprehensive Credit Line Agreement" signed by the Creditor and the Debtor and the contract or agreement for specific credit line business signed by the Creditor and the Debtor for each specific credit line business on the basis of the Comprehensive Credit Line Agreement.

Specific credit line business contract or agreement refers to the contract or agreement for single specific credit line business which is signed by the Creditor and the Debtor when the Creditor provides credit granting in domestic and foreign currencies in the forms of loan, trade financing, discount, acceptance, letters of credit, letter of guaranty, factoring, security, etc. on and off the balance sheet (hereinafter referred to as the “Specific Credit Line Business”) to the Debtor.

Chapter three      The secured principal debt

Article 2    The principal debt secured by the guarantor shall be all the debts incurred under all the contracts or agreements for specific credit line business signed by the Creditor and the Debtor on the basis of the Comprehensive Credit Line Agreement. The maximum principal balance for the principal debt secured shall be the maximum line of credit as specified in the Comprehensive Credit Line Agreement, namely, RMB 7 million Yuan.

The debt of the main contract shall be determined under any of the following circumstances:

(1) the period prescribed by the main contract for determining the debt expiration;

(2) the new debt has no possibility to occur;

(3) the main contract is terminated by the creditor and the debtor, or this contract is terminated by the Creditor and the Guarantor;

(4) the Debtor and the Guarantor are declared bankrupt or are rescinded, withdrawn, written off or dismissed;

(5) other circumstances prescribed by the laws for determining the debt.

Chapter four      Ways of Guarantee

Article 3    The guarantee provided hereunder by the Guarantor shall be the joint liability guarantee.

Chapter five       Scope of Guarantee

Article 4    The secured scope hereunder shall include the debt principal, interests (including legal interests, contract interests and default interests), compound interests, handling charges, breach penalty, liquidated damages, expenses for achieving debt (including but not limited to litigation expenses, legal expenses, notary fees, execution expenses, etc.) and all the other expenses payable (hereinafter collectively referred to as the "Secured Debts") which shall be reimbursed or paid to the Creditor by the Debtor according to the main contract.

Article 5    Any certificates used by the Creditor for stating any Secured Debts or any payables hereunder shall be the conclusive evidence for proving the debtor-creditor relationship between the Debtor and the Creditor, and shall be binding on the Guarantor, unless there is obvious error.

Chapter six      Period of Guarantee

Article 6    The guarantee period for each specific credit line business under the Comprehensive Credit Line Agreement shall be calculated independently, it shall be two years from the date of the expiration of the period for fulfilling debts by the Debtor, such period is prescribed by the contract or agreement for specific credit line business. If the contract or agreement for specific credit line business expires in advance due to legal provisions or the occurrence of pre-concerted events, then such guarantee period shall be two years from the date of early expiration.

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Chapter seven      Documents Submitted by the Guarantor

Article 7    Guarantor shall ensure that the creditor has received the following documents which were submitted by the guarantor before the debtor first used the credit provided under the main contract specific credit business:

1. The original contract which is signed or sealed and affixed with official seals by the legal representative or entrusted agent of the guarantor;

2. Guarantor's articles of association or the approval documentation of establishment and the latest business license of enterprise legal person by annual inspection, or certificate of legal institutions, or other documents that can prove the legal existence of guarantor;

3. financial statements or other information which can prove the credit situation of the Guarantor;

4. The resolution that Guarantor's board of directors or other internal agencies of the guarantor who have the right to decide matters of this warranty agreed the Guarantor to provide guarantee in accordance with this Contract;

5. Other documents that provided by the Guarantor with reasonable requirement of the Creditor.

In order to ensure the above documents are true, complete, valid files, they shall be stamped with official seal by the Guarantor if the documents are copies.

Chapter eight     Representations and Warranties made by the Guarantor

Article 8    The Guarantor hereby makes the following representations and warranties to the creditor:

1. The guarantor is a validly existing legal entity / other organization established in accordance with Chinese laws with independent civil capacity, and enjoys the full power, authority and rights to bear civil liability and conduct business activities with its total assets.

2. The Guarantor has sufficient power, authority and rights to sign this contract and conduct transactions under this contract, and has taken or obtained all necessary actions of legal person and other actions and agreements to authorize the execution and performance of this contract. The contract is validly signed the legal representative or agent of the Guarantor.

3. The Guarantor has carefully read and fully understood and accept the contents of the main contract and this contract. The execution and performance by the Guarantor of this contract is voluntary, and the full meaning of this contract hereunder is truly represented.

4. All the documents, materials and reports provided by the Guarantor to the creditor are accurate, complete, valid and honestly presented, and documents provided as copies are consistent with the original.

5. The Guarantor has been made to sign this contract with all the necessary government approvals and third party consents, the execution and performance of this contract does not violate the Guarantor’s corporate constituent documents / approval documents (if any) and as a party to any other contract or agreement. Guaranties under this contract will not be subject to any restrictions.

6. To ensure the legality, validity or enforceability of this Contract, the guarantor has been completed or will complete all required registration, filing or notary procedures.

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7. This contract is legal and valid, which has legally binding obligation to the Guarantor.

8. There is no litigation, arbitration or administrative proceedings which involving the Guarantor or its major operating assets, and will have the critical adversely affect on the guarantor's financial position or the ability to fulfill its obligations under this contract.

9. Guarantor did not occur or exist any defaults.

Article 9    The above representations and warranties made by the guarantor in the period of this contract shall remain correct, and the guarantor will be ready by the creditor's request for further documents.

Chapter nine      Undertakings made by the Guarantor

Article 10    Before the debt that is secured is paid off, the guarantor shall comply with the following provisions:

1. The guarantor shall immediately notify the creditor any of the following events:

(1) the occurrence of any defaults;

(2) any litigation, arbitration or administrative proceedings relate to the guarantor or its major operating assets;

(3) the deterioration of guarantor’s financial position , suspension of business, or is declared bankrupt, dissolution, is revoked business license / certificate of legal institutions or is revoked.

2. In the valid period of the contract, as long as the secured debt is not paid off , without the prior written consent of the creditor, the guarantor cannot make any affiliation, contracting, leasing, merger, separation, shareholding reform, or other changing arrangements of the mode of operation and ownership structure; If indeed, due to operational needs or adjustment of national policies and laws, to have affiliation, contracting, leasing, merger, separation, shareholding reform, or other changing arrangements of the mode of operation and ownership structure, the guarantor shall firstly obtain the written consent of the creditor and make a satisfactory credit arrangement of its warranty liabilities and obligations under the terms of this contract.

3. In the valid period of the contract, as long as the secured debt is not paid off , otherwise has the written agreement of the creditor, the guarantor cannot sell, transfer, break up or deal with its any major assets in other method.

4. In the valid period of the contract, before the secured debt is paid off, guarantor will not has recovery or claim right to creditor for the amount guarantor pay for debtor or any other creditor’s right debtor may have.

5. In the valid period of the contract, if make any modification of registration at the department of administration for industry and commerce, guarantor should give a written notice to the creditor after the modification within ten working days of the creditor and send a copy of the relevant registration documents to the creditor.

6. If debtor not pay any due secured debt on time, the guarantor should unconditionally pay the debt to the creditor for debtor via the method creditor requires within seven working days of the creditor that guarantor receives the written payment notice of creditor.

7. If the guarantor does not pay any amount in this contract according to creditor’s requirements on time, the creditor has the right to deduct the amount from any account that the guarantor opened at the creditor or any branch in creditor’s system without the consent of guarantor.

8. Once creditor requires, the guarantor will pay or compensate the following fees and losses according to requirements immediately:

(1) all costs and fees for fulfilling the right of creditor in this contract (including but not limited to attorney fee, litigation fee, execution fees and all other actual fees); and

(2) any other losses caused by guarantor violating the agreements in this contract to creditor.

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Chapter ten      Nature and Effectiveness of Guarantee

Article 11    The guarantee established by this Contract shall be independent from any other guarantees obtained by the Creditor for the Secured Debts. The Creditor shall, before exercising the rights hereunder, neither perform any other guarantee he holds, whether the material guarantee or the personal guarantee, nor take any other relief measures from the Debtor or any other third party.

Chapter eleven      Breach of Contract

Article 12    Any of the following events and items shall constitute the events of default hereunder conducted by the Guarantor:

1. Any event of default occurs under the main contract;

2. Any representation, warranty or undertaking made by the Guarantor under this contract is deemed to be incorrect or untrue;

3. Any part of the main contract is not fully legitimate and valid due to any cause, or is terminated or limited due to any reason;

4. The Guarantor suspends or stops its business or enters into bankruptcy, liquidation, stoppage or other similar procedures, or the Guarantor applied for bankruptcy and liquidation or ordered to cease or suspend its business by competent authorities;

5. Any significant litigation, arbitration or administrative proceedings are instituted against the Guarantor or his major operating assets;

6. The Guarantor violates its other obligations hereunder or conducts other acts which are deemed to will affect the creditor rights hereunder severely and adversely.

Article 13 The Creditor shall, depending on the circumstances, have the right to take one or more of the following measures after the occurrence of the above events of default:

1. To exercise the remedies for breach of contract of and under this Contract owned by the Creditor;

2. To require the Guarantor to bear the liability for guarantee in accordance with this Contract;

3. To exercise any other security interests that may be entitled to the Creditor on the Secured Debts.

Chapter twelve     Other Provisions

Article 14    Without the agreement of the creditor, the guarantor cannot transfer or disposition all or part of the obligations in this contract.

Article 15    Any grace, preferential or delay Creditor gives to guarantor shall not affect, damage or limit the creditor enjoy all rights in accordance with this contract and laws and regulations; and will not be deemed as creditor gives up the rights in this Contract, and will not affect any obligations of guarantor in this contract.

Article 16    If at any time, any provision in this contract at any aspect becomes illegal, invalid or unenforceable, it will not affect the legitimacy, validity or enforceability of other provisions.

Article 17    In this contract, the guarantor should pay all amount of the secured debt, and cannot apply for any offset suggest and with no conditions.

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Article 18    If the parties hereto send notices and requirements related to this contract to each other, the notices and requirements shall be made in writing and sent to the address or fax listed in the first page of this contract. Either party changes its address or fax, shall promptly notify the other party

Exchanges of files between two parties, if delivered by hand, the delivery is deemed to be delivered; if sent by registered letter, three days after registered is deemed to be delivered; if sent by fax, the sending time is deemed to be delivered. But if guarantor sends files to creditor, the file is deemed to be delivered when creditor actually received.

Chapter thirteen      Applicable Law and Dispute Resolution

Article 19    This contract and any matters concerning this Contract shall be governed by and construed in accordance with the laws of PRC.

Article 20    All disputes arising from or relating to the implementation of this contract shall be settled by both parties through friendly consultations. Where no agreement can be reached, either party can bring an action to the people's court where the Creditor locates.

Chapter fourteen     Effectiveness, Modification and Rescission of the contract

Article 21    This contract enters into force upon the date when it is signed or sealed and affixed with official seals by the legal representatives or entrusted agents of the Guarantor and the Creditor.

Article 22    Neither party may modify nor terminate this contract upon it enters into force. Where any modification or rescission is required, such modification or rescission shall be agreed by the guarantor and the creditor through consultations, and a written agreement shall be reached. All the provisions hereof shall remain in effect before a written agreement is reached.

Chapter fifteen     Appendix

Article 23    Matters not mentioned herein, if any, shall be agreed in writing as the Appendix of this Contract by the guarantor and the creditor. The Appendix hereof shall form an integral part of this contract, and shall be of legally equal effect with this Contract.

Article 24    The Appendix hereof shall consist of:

1.

2.

Chapter sixteen     Supplementary

Article 25    This contract is made in triplicate, one for the guarantor and two for the Creditor, each of which shall have the same legal effect.

Article 26    This Contract was signed in Shenzhen by the guarantor and the creditor on September 4, 2013.

Article 27    Both parties hereof agree to notarize this Contract and undertake to grant this contract with enforceability. When the Debtor and the guarantor fails to perform or fully perform their obligations, or if the Creditor achieves his debts or security rights prescribed by the laws and regulations or agreed by this Contract, the Creditor shall have the right to apply for enforcement directly from the people court with jurisdiction. The Debtor, the guarantor and the Creditor have no opposition against the application of enforcement made in accordance with this Contract. (This clause shall be an optional clause, both parties may make the following choices in 2 of this contract. (1, To use; 2, Not to use.)

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(This page is intentionally left blank for the signature of both parties hereof)

/s/ Danyu Pan

[COMPANY SEAL]

Guarantor (seal):

Legal representative

(Or Entrusted Agent)

Creditor (seal):

/s/ [COMPANY SEAL]

Legal Representative / CEO:

(or Entrusted Agent)

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